UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 Welton Street, Floor 4, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2020, Akerna Corp. (the “Company”) entered into subscription agreements with certain investors (the “Investors”) relating to the sale and issuance by the Company of up to 5,000,000 shares (the “Shares”) of common stock of the Company, par value $0.0001, at a price of $2.40 per share (the “Offering”). The Shares may be transferred immediately upon issuance.

In addition, on October 28, 2020, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s agent for the sale of the Shares to the public in the Offering on a best efforts basis. The Company agreed to pay the Placement Agent a cash fee equal to 7% of the gross proceeds from the Offering and to reimburse the Placement Agent for up to $60,000 of its reasonable out-of-pocket expenses. The Company estimates that the total expenses of the Offering, excluding the placement agent fees, will be approximately $300,000.

The Company expects the Offering to close on or about October 30, 2020, subject to the satisfaction of customary closing conditions including the approval of the Nasdaq Capital Markets. The Placement Agency Agreement contains customary representations, warranties and covenants of the Company and provides that the Company will indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to reimburse the Placement Agent for payments that the Placement Agent may be required to make because of such liabilities.

The Company’s directors and executive officers have entered into lock-up agreements. Under these agreements, these individuals have agreed, subject to specified exceptions, not to sell or transfer any shares of common stock or securities convertible into, or exchangeable or exercisable for, our shares of common stock during a period ending 90 days after the date of this prospectus, without first obtaining the written consent of A.G.P. Specifically, these individuals have agreed, in part, not to:

●	offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock, whether now owned or hereafter acquired or with respect to which such person has or later acquires the power of disposition, whether any such transaction is to be settled by delivery of our securities, in cash, or otherwise;

●	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of our securities, whether any such transaction is to be settled by delivery of our shares of common stock, in cash or otherwise;

●	make any demand for or exercise any right with respect to the registration of any of our securities; or

●	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of our securities.

Notwithstanding these limitations, these shares of common stock may be transferred under limited circumstances, including, without limitation, by gift, will or intestate succession. The form of lock-up agreement is included as Exhibit B to the Placement Agency Agreement.

In addition, the Company has agreed that, for a period of ninety (90) days from the date of the placement agency agreement, it will not, without the prior written consent of the Placement Agent (which consent may be withheld at the Placement Agent’s sole discretion), directly or indirectly, sell (including, without limitation, any short sale), offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act (except for (a) a registration statement on Form S-8 relating to the Company’s employee benefit plans and (b) post-effective amendments to the Company’s existing registration statements as may be necessary to update the prospectus contained therein pursuant to Rule 10(a)(3) under the Securities Act and the Securities Act Regulations and maintain their effectiveness under the Securities Act) in respect of, any shares of common stock, options, rights or warrants to acquire shares of common stock or securities exchangeable or exercisable for or convertible into shares of common Stock (other than as contemplated by the Placement Agency Agreement with respect to the Shares) or publicly announce the intention to do any of the foregoing, other than (i) the issuance of restricted common stock, restricted stock units or options to acquire common stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other equity incentive plans as such plans are in existence on the date hereof, (ii) issuances of common stock upon the exercise or settlement of options or warrants or the conversion of convertible securities, in each case, as disclosed as outstanding and (iii) issuances of securities in connection with the acquisition of, or investment in, technologies, solutions or other businesses, provided that the aggregate number of shares of common stock that the Company may issue or agree to issue pursuant to (iii) shall not exceed 5.0% of the total number of shares of common stock issued and outstanding immediately following the completion of the transaction contemplated by this Agreement, and provided, further, that all such recipients of shares of common stock shall execute and deliver, on or prior to such issuance, a lock-up agreement.

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The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No. 333-232694) (including the additional registration statement filed with respect thereto pursuant to Rule 462(b)), which was declared effective by the Securities and Exchange Commission on October 27, 2020.

The foregoing descriptions of the Placement Agency Agreement and the Subscription Agreements are a summary description of the material terms thereof and is qualified in its entirety by reference to the full text of the Placement Agency Agreement and the Subscription Agreements, which are incorporated by reference hereto and filed as Exhibits 1.1 and 4.1, respectively, to the this Current Report on Form 8-K.

Item 8.01	Other Events.

On October 28, 2020, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

1.1	Placement Agent Agreement by and between the Company and A.G.P./Alliance Global Partners (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1/A filed with the Commission on October 28, 2020)

4.1	Form of Subscription Agreement (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-1/A filed with the Commission on October 28, 2020)

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 28, 2020	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Placement Agent Agreement by and between the Company and A.G.P./Alliance Global Partners (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1/A filed with the Commission on October 28, 2020)

10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-1/A filed with the Commission on October 28, 2020)

99.1	Press Release

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